                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT

                  Registration Rights Agreement (this "Agreement") dated as of October 13, 2003, by and among DIGITAL RECORDERS, INC., a North Carolina corporation (the "Company"), DOLPHIN OFFSHORE PARTNERS, L.P. (the "Holder").


                  WHEREAS, it is contemplated under that certain Stock Purchase Agreement by and among the Company and Holder dated as of the date hereof (as such may be amended from time to time, the "Stock Purchase Agreement") and that certain Stock Purchase Warrant dated the date hereof by the Company in favor of Holder (as such may be amended form time to time, the "Warrant Agreement"), that the Company provide the Holder with the registration rights set forth in this Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I
                             REQUIRED REGISTRATIONS

         1.1 REQUIRED REGISTRATION. Subject to Sections 1.5 and 5.2 hereof, as soon as possible after the Final Closing Date, but in no event later than December 28, 2003, the Company shall, at its sole cost and expense, file a Registration Statement on Form S-3 or other appropriate form under the 1933 Act with the SEC covering the resale by Holder of all of the Conversion Shares, time being of the essence. The Company will use its reasonable efforts to have such Registration Statement declared effective as soon as possible after filing, and to keep such Registration Statement current and effective for at least two (2) years from December 28, 2003 or until such earlier date as the Company's registration obligations with respect to the Conversion Shares terminate pursuant to Section 5.2 hereof. Notwithstanding anything to the contrary contained herein, if such Registration Statement shall not be filed with the SEC by December 28, 2003 or the Registration Statement shall not be declared effective by the date that is three months after the earlier of December 28, 2003 or the initial filing date of the Registration Statement (for purposes of this Section 1.1, the "Target Effective Date"), in either case assuming full cooperation by the Holder (including compliance by the Holder with all its obligations under Section 1.6 hereof), then (i) with respect to the failure to file the Registration Statement by December 28, 2003, the Conversion Price for the Preferred Stock and the Warrant Price for the Warrants shall be reduced (and concomitantly the number of shares of Common Stock issuable upon the conversion of the Preferred Stock and upon the exercise of the Warrants shall increase) by the percentage resulting from multiplying two and one-half percent (2.5%) by the number of thirty (30) day periods, or any part thereof, beyond December 28, 2003, until the initial Registration Statement described herein covering the Conversion Shares is filed with the SEC



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                                                                              2

and/or (ii) with respect to the Registration Statement not being declared effective by the Target Effective Date, the Conversion Price for the Preferred Stock and the Warrant Price for the Warrants shall be reduced (and concomitantly the number of shares of Common Stock issuable upon the conversion of the Preferred Stock and upon the exercise of the Warrants shall increase) by the percentage resulting from multiplying two and one-half percent (2.5%) by the number of thirty (30) day periods, or any part thereof, beyond the Target Effective Date, until the initial Registration Statement described herein covering the Conversion Shares is declared effective. The maximum reduction pursuant to this provision shall be fifteen percent (15%) with regard to the Preferred Stock Conversion Price and thirty-three and one-third percent (33?%) with regard to the Warrant Price, a floor of $2.00 in the case of the Preferred Stock Conversion Price and $2.00 in the case of the Warrant Price.

         1.2 DEMAND REGISTRATION.

         (a) At any time during the period beginning on the date of issuance of Warrant Shares pursuant to the exercise of the Warrants and ending on the earlier of two years after the initial issue date of Warrant Shares or the date on which the Company's registration obligations with respect to the Warrant Shares terminate pursuant to Section 5.2 hereof, the Holder may request the Company to register under the Securities Act all, but not less than all, of the Warrant Shares for sale by such Holder in the manner specified in such request. The Company will use its reasonable efforts to expeditiously effect the registration of the Warrant Shares following such a request. The Holder shall have the right to require such a registration one (1) time, provided that if the requested registration is not effected as contemplated by Section 1.5, the Holder shall continue to have the rights specified in this Section 1.2 until such registration is effected in accordance herewith. The Company shall not be required to effect a registration pursuant to a request under this Section 1.2 within six (6) months after the filing of a registration statement relating to a public offering of securities by the Company. Any Registration Statement filed pursuant hereto may include, in addition to the Warrant Shares, such other shares of Common Stock or other securities of the Company for sale by the Company or other security holders of the Company as the Company may deem appropriate, provided that the inclusion of such additional securities does not unreasonably interfere with the Holder's ability to dispose of the Warrant Shares pursuant to such registration. The Company may satisfy its obligations under this Section 1.2 by amending the Registration Statement filed pursuant to
Section 1.1 to add the Warrant Shares thereto, if appropriate and permitted under applicable rules of the Commission.

         (b) If at the time of any request to register Warrant Shares pursuant to this Section 1.2 the Company is engaged in discussions or negotiations regarding a possible acquisition or other significant corporate transaction that, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of sixty (60) days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any one (1) year period.


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                                                                               3

         (c) Notwithstanding anything to the contrary contained herein, if such Registration Statement shall not be filed with the SEC within sixty (60) days after the Holder's request to register the Warrant Shares or the Registration Statement shall not be declared effective by the date that is three months after the earlier of the end of that sixty (60)-day period or the initial filing date of the Registration Statement (for purposes of this Section 1.2(c), the "Target Effective Date"), in either case assuming full cooperation by the Holder (including compliance by the Holder with all its obligations under Section 1.6 hereof), then (i) with respect to the failure to file the Registration Statement by the date required by this Section 1.2(c), the Warrant Price for the Warrants shall be reduced (and concomitantly the number of shares of Common Stock issuable upon the exercise of the Warrants shall increase) by the percentage resulting from multiplying two and one-half percent (2.5%) by the number of thirty (30) day periods, or any part thereof, beyond such required filing date, until the initial Registration Statement described herein covering the Warrant Shares is filed with the SEC and/or (ii) with respect to the Registration Statement not being declared effective by the Target Effective Date, the Warrant Price for the Warrants shall be reduced (and concomitantly the number of shares of Common Stock issuable upon the exercise of the Warrants shall increase) by the percentage resulting from multiplying two and one-half percent (2.5%) by the number of thirty (30) day periods, or any part thereof, beyond the Target Effective Date, until the initial Registration Statement described herein covering the Warrant Shares is declared effective. The maximum reduction pursuant to this provision shall be thirty-three and one-third percent (33?%), a floor of $2.00 for the Warrant Price as so adjusted.

         1.3 SHORT-FORM REGISTRATION. Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to the foregoing provisions of Section 1.1 or 1.2 if it is determined that (a) such registration would not be permitted under applicable securities laws or the rules and regulations of the Commission or (b) Form S-3 or a comparable "short form" Registration Statement is not available to the Company for such purpose. In no event shall the Company be required to file a Registration Statement on Form S-1 pursuant to this Agreement. Any failure to file the Registration Statement required by Section 1.1 for the reasons stated in this paragraph would, however, result in any applicable adjustments specified in the last two sentences of
Section 1.1.

         1.4 EXPENSES. The Company will pay all of its Registration Expenses in connection with the registrations required by Sections 1.1 and 1.2, including any Registration Statement that is not deemed to be effected pursuant to the provisions of Section 1.5 hereof.

         1.5 EFFECTIVE REGISTRATION STATEMENT. A registration pursuant to
Section 1.1 or 1.2 of this Agreement shall not be deemed to have been effected
(i) unless a Registration Statement with respect thereto has been declared effective by the Commission, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason or (iii) the Registration Statement does not remain continuously effective until termination of the Company's registration obligations pursuant to Section 5.2 hereof. If a registration pursuant to



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                                                                               4

this Article I is deemed not to have been effected as provided in this Section 1.5, then the Company shall continue to be obligated to effect the registration required by Section 1.1 or 1.2.

         1.6 OBLIGATIONS OF THE HOLDER.

         (a) In connection with any registration of Registrable Securities pursuant to Section 1.1 or 1.2, the Holder shall furnish to the Company in a timely manner all information regarding itself and the distribution of such Registrable Securities as may be required to be included in the Registration Statement and as the Company may from time to time reasonably request in order to effect the registration of such Registrable Securities, and shall otherwise cooperate with the Company to the extent reasonably necessary to effect such registration.

         (b) Each Holder agrees, that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f) of
Article II hereof, the Holder will forthwith discontinue disposition of Registrable Securities covered by any Registration Statement or Prospectus until the Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by such paragraph (f), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such Prospectus, and, if so directed by the Company, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         (c) If any Registrable Securities are to be sold in an underwritten offering, the Holder shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements (including customary indemnities by the selling stockholders) and other documents reasonably and customarily required under the terms of such underwriting arrangements.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

                  Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company will use reasonable efforts to effect the registration of such Registrable Securities for sale in accordance with the intended method or methods of disposition thereof as quickly as possible, and pursuant thereto the Company will as expeditiously as reasonably possible:

         (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such Registration Statement to become and remain effective for the period contemplated by Section 1.1 or 1.2; provided, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Holder copies of all such documents proposed to be filed, and (ii) notify the Holder of (x) any request by the


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                                                                               5

Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered;

         (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period contemplated by Section 1.1 or 1.2, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holder set forth in such Registration Statement;

         (c) furnish to the Holder, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and, in each case, including all exhibits) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it;

         (d) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by it; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) use all reasonable efforts (if the offering is underwritten) to furnish to the Holder a signed copy, addressed to the Holder (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholder, dated the effective date of such Registration Statement (and, if such Registration Statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the Holder (or the underwriters, if any) may reasonably request;

         (f) notify the Holder, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under



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                                                                               6

which they were made, and, at the request of the Holder, the Company will prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (g) cause all such Registrable Securities to be listed on each securities exchange and quotation system on which similar securities issued by the Company are then listed and to enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

         (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

         (i) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the Holder, any such underwriter, attorney, accountant or agent in connection with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act;

         (j) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

         (k) promptly notify the Holder of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus.


                                   ARTICLE III
                              REGISTRATION EXPENSES

         3.1 REGISTRATION EXPENSES. All Registration Expenses will be borne as provided in Section 1.4 of this Agreement.



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                                                                               7

         3.2 SELLERS' EXPENSES. The Company shall have no obligation to pay (a) any underwriting discounts or commissions or stock transfer taxes attributable to the sale of Registrable Securities, which expenses will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered, or (b) any fees or expenses of attorneys for the Holder or any other selling stockholder.


                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 COMPANY'S INDEMNIFICATION OBLIGATIONS. The Company agrees to indemnify and hold harmless the Holder and each other Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively, the "Holder Indemnitees"):

                  (i) against any and all loss, liability, claim, damage or expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all reasonable expense incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
         (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in the preparation of any Registration



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                                                                               8

Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto); and provided further, that the Company will not be liable to the Holder or any other Holder Indemnitee under the indemnity agreement in this Section 4.1, with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that the Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to the Holder.

         4.2 HOLDER'S INDEMNIFICATION OBLIGATIONS. In connection with any Registration Statement in which the Holder is participating, the Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holder. The obligations of each Holder pursuant to this Section 4.2 (if there are more than one) are to be several and not joint (however, husband and wife are to be treated as one Holder); provided, that with respect to each claim pursuant to this Section 4.2, each such Holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such Holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such Holder.

         4.3 NOTICES; DEFENSE; SETTLEMENT. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 4.1 or Section 4.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.1 or Section 4.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment, upon the advice of



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                                                                               9

counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by the Holder or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event, any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

         4.4 INDEMNITY PROVISION. The Company and the Holder shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

         4.5 CONTRIBUTION BASED ON RELATIVE FAULT. In order to provide for just and equitable contribution if a claim for indemnification pursuant to the indemnification provisions of this Article IV is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, and the express provisions hereof provide for indemnification in such case, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 4.1 or Section 4.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each parties from the offering of the securities covered by such Registration Statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the



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                                                                             10

parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 4.5 were to be determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 4.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 4.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 4.5. Promptly after receipt by an indemnified party under this Section 4.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 4.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 4.3 of this Agreement has not been given with respect to such action; provided, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this
Section 4.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and the Holder agree with each other, and will agree with the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution by the Holder shall not exceed an amount equal to the net proceeds actually received by the Holder from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         4.6 PAYMENTS. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when expense, loss, damage or liability is incurred.


                                    ARTICLE V
                TRANSFER AND TERMINATION OF REGISTRATION RIGHTS;

         5.1 TRANSFER OF RIGHTS. The Holder identified in the preamble of this Agreement may transfer its rights to register such Holder's Registrable Securities hereunder to any transferee of such Registrable Securities, provided that such rights may not be transferred (a) to any person or entity who or which is engaged in an activity or business directly competitive with any activity or business of the Company or any subsidiary of the Company as presently conducted; or (b) to any person or entity without the Company's prior written consent, which shall not be unreasonably withheld; and provided further that the proposed transferee enters into



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                                                                              11

a written agreement with the Company, agreeing to be bound by the terms and conditions hereof. As used in Agreement, "Holder" shall refer to the Holder identified in the preamble of this Agreement and to each permitted transferee of such Holder's rights pursuant to this Section 5.1, as the context requires; provided that no Holder other than the Holder identified in the preamble of this Agreement shall have the right to make any transfer or assignment of rights under this Agreement.

         5.2 TERMINATION OF RIGHTS. The registration rights of any Holder of such rights hereunder and the registration obligations of the Company hereunder with respect to Registrable Securities will terminate on the earliest date at which such Registrable Securities (a) have been sold or (b) may be sold (i) within a three-month period pursuant to the exemption from registration provided under Rule 144 promulgated under the Securities Act, or (ii) pursuant to the exemption from registration provided under Rule 144(k) promulgated under the Securities Act.


                                   ARTICLE VI
                                   DEFINITIONS

         6.1 TERMS. As used in this Agreement, the following defined terms shall have the meanings set forth below:

                  "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  "COMMISSION" means the United States Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock, par value $.10 per share of the Company, any securities into which such common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such common stock, and all other securities (other than Preferred Stock) of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution, liquidation or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

                  "CONVERSION SHARES" means (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock and (ii) any securities issued or issuable with respect to such shares of Common Stock pursuant to the antidilution or similar adjustment provisions contained in the Company's Articles of Incorporation governing the Preferred Stock in connection with a stock split or combination of shares, recapitalization, merger, consolidation, or other reorganization.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  "FINAL CLOSING DATE" means the last date on which the sale and purchase of Preferred Stock pursuant to the Stock Purchase Agreement is closed.

                   "PERSON" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PREFERRED STOCK" means the shares of Series F Convertible Preferred Stock issued and sold to the Holder by the Company pursuant to the Stock Purchase Agreement on or before the Final Closing Date.

                  "PROSPECTUS" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                   "REGISTRABLE SECURITIES" means the Conversion Shares and the Warrant Shares, provided that, as to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (y) transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act or otherwise transferred and, in each case, new certificates for them not bearing a restrictive Securities Act legend have been delivered by the Company and can be sold without complying with the registration requirements of the Securities Act.

                  "REGISTRATION EXPENSES" means, with respect to any registration required hereunder, all of the reasonable costs and expenses incurred in connection with such registration, other than (i) underwriting discounts and commissions; (ii) transfer taxes; and (iii) all attorney's fees for selling stockholders' attorneys.

                  "REGISTRATION STATEMENT" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

                   "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  "WARRANT SHARES" means (i) the shares of Common Stock issued or issuable under the Warrant Agreement, and (ii) any securities issued or issuable with respect to such shares of Common Stock pursuant to the antidilution or similar adjustment provisions contained in the Warrant Agreement in connection with a stock split or combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "WARRANTS" means the Holder's right to purchase shares of Common Stock of the Company as evidenced by the Warrant Agreement.

         6.2 DEFINED TERMS IN CORRESPONDING SECTIONS. The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:


"Agreement"                        --        Preamble
"Company"                          --        Preamble
"Holder Indemnitees"               --        Section 4.1
"Holder"                           --        Preamble and Section 5.1
"Stock Purchase Agreement"         --        Recitals
"Target Effective Date"            --        Section 1.1
"Warrant Agreement"                --        Recitals


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 REMEDIES. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

         7.2 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any Holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Holder(s) representing a majority of the Registrable Securities then outstanding. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         7.3 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

         7.4 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or mailed by pre-paid registered or certified mail, return receipt requested or mailed by overnight courier prepaid to the parties at the following addresses:

If to the Company, to:       Digital Recorders, Inc.
                             5949 Sherry Lane, Suite 1050
                             Dallas, TX  75225
                             Attention: CEO & President

If to Holder:                Dolphin Offshore Partners, L.P.
                             c/o Dolphin Asset Management Corp.
                             129 East 17th Street
                             New York, NY 10003

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 7.4, be deemed given upon delivery, (ii) if delivered by mail in the manner described above to the address as provided in this Section 7.4, be deemed given on the earlier of the tenth full Business Day following the day of mailing or upon receipt, and (iii) if delivered by overnight courier to the address provided in this Section 7.4, be deemed given on the earlier of the third Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         7.5 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         7.6 GENDER. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

         7.7 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         7.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of North Carolina, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of North Carolina.

         7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        COMPANY:

                                        DIGITAL RECORDERS, INC.


                                        By: /s/ David L. Turney
                                           ------------------------------------
                                           Name:  David L. Turney
                                                -------------------------------
                                           Title: CEO, President and Chairman
                                                  -----------------------------


                                        HOLDER:

                                        DOLPHIN OFFSHORE PARTNERS, L.P.


                                        By: /s/ Peter E. Salas
                                           ------------------------------------
                                           Name:  Peter E. Salas
                                                -------------------------------
                                           Title: General Partner
                                                  -----------------------------